Exhibit 21

NTL COMMUNICATIONS CORP.

SUBSIDIARIES OF THE REGISTRANT

As of December 31, 2001

U.S. SUBSIDIARIES

Name	Jurisdiction		Ownership

Bearsden Nominees, Inc.	Delaware		100%
CableTel Programming, Inc.	Delaware		100%
CableTel Ventures Limited	Delaware		100%
L.D. Data, Inc.	Delaware		100%
NNS UK Holdings 1, Inc.	Delaware		100%
NNS UK Holdings 2, Inc.	Delaware		100%
North CableComms Holdings, Inc.	Delaware		100%
North CableComms LLC	Delaware		100%
North CableComms Management, Inc.	Delaware		100%
NTL Bromley Company	Delaware		100%
NTL CableComms Group Inc.	Delaware		100%
NTL Chartwell Holdings, Inc.	Delaware		100%
NTL Chartwell Holdings 2, Inc.	Delaware		100%
NTL Communications Corp.	Delaware		100%
NTL Digital (US), Inc.	Delaware		100%
NTL Funding (NJ), Inc.	Delaware		100%
NTL Golden Gate, Inc.	Delaware		100%
NTL International Services, Inc.	Delaware		100%
NTL Investments, Inc.	Delaware		100%
NTL North CableComms Holdings Inc.	Delaware		100%
NTL North CableComms Management Inc.	Delaware		100%
NTL Programming Subsidiary Company	Delaware		100%
NTL Solent Company	Delaware		100%
NTL South CableComms Holdings Inc.	Delaware		100%
NTL South CableComms Management, Inc.	Delaware		100%
NTL Surrey Company	Delaware		100%
NTL Sussex Company	Delaware		100%
NTL (Triangle) LLC	Delaware		100%
NTL UK CableComms Holdings, Inc.	Delaware		100%
NTL (UK) Group, Inc.	Delaware & UK (dual	)	100%
NTL Wessex Company	Delaware		100%
NTL Winston Holdings, Inc.	Delaware		100%
NTL Wirral Company	Delaware		100%
South CableComms Holdings, Inc.	Delaware		100%
South CableComms LLC	Delaware		100%
South CableComms Management, Inc.	Delaware		100%
Winston Investors LLC	Delaware		100%

UK SUBSIDIARIES

Name	Ownership

Andover Cablevision Limited	100%
Anglia Cable Communications Limited	100%
Berkhamsted Properties & Building Contractors Limited	100%
Bracknell Cable TV Limited	100%
Cable Television Limited	100%
Cable Thames Valley Limited	100%
CableTel Cardiff Limited	100%
CableTel Central Hertfordshire Limited	100%
CableTel Hertfordshire Limited	100%
CableTel Herts and Beds Limited	100%
CableTel Investments Limited	100%
CableTel Limited	100%
CableTel Newport	100%
CableTel North Bedfordshire Limited	100%
CableTel Northern Ireland Limited	100%
CableTel Scotland Limited	100%
CableTel Surrey and Hampshire Limited	100%
CableTel Telecom Supplies Limited	100%
CableTel (UK) Limited	100%
CableTel West Glamorgan Limited	100%
CableTel West Riding Limited	100%
Cambridge Cable Services Limited	100%
Cambridge Holding Company Limited	100%
CCL Corporate Communication Services Limited	100%
Columbia Management Limited	100%
ComTel Cable Services Limited	100%
ComTel Coventry Limited	100%
Credit-Track Debt Recovery Limited	100%
Diamond Cable Acquisitions Limited	100%
Diamond Cable (Bassetlaw) Limited	100%
Diamond Cable (Burton-upon-Trent) Limited	100%
Diamond Cable (Chesterfield) Limited	100%
Diamond Cable Communications Limited	100%
Diamond Cable Construction Limited	100%
Diamond Cable CPE Limited	100%
Diamond Cable (Grantham) Limited	100%
Diamond Cable (Grimclee) Limited	100%
Diamond Cable (Hinckley) Limited	100%
Diamond Cable (Leicester) Limited	100%
Diamond Cable (Lincoln) Limited	100%
Diamond Cable (Lincolnshire) Limited	100%
Diamond Cable (Mansfield) Limited	100%
Diamond Cable (Melton Mowbray) Limited	100%
Diamond Cable (Newark-on-Trent) Limited	100%
Diamond Cable (Ravenshead) Limited	100%
Diamond Cable (Vale of Belvoir) Limited	100%

Name	Ownership

Diamond Holdings Limited	100%
Diamond Visual Communications Limited	100%
Digital Television Network Limited	100%
DTELS Limited	100%
East Coast Cable Limited	100%
East Midland Cable Communications Limited	100%
East Midland Cable Group Limited	100%
East Midland Cable Holdings Limited	100%
Enablis Limited	100%
Heartland Cablevision (UK) Limited	100%
Heartland Cablevision II (UK) Limited	100%
Herts Cable Limited	90%
Jewel Holdings Limited	100%
Lanbase Limited	100%
Lanbase European Holdings Limited	100%
LCL Cable (Holdings) Limited	100%
LCL Telephones Limited	100%
Lichfield Cable Communications Limited	100%
Maza Limited	100%
Metro Hertfordshire Limited	100%
Metro South Wales Limited	100%
Moleseye Limited	75%
National Transcommunications Limited	100%
Northampton Cable Television Limited	80%
NTL Acquisition Company Limited	100%
NTL (Aylesbury and Chiltern) Limited	100%
NTL (B) Limited	100%
NTL Bolton Cablevision Holding Company	100%
NTL (Broadland) Limited	100%
NTL Bromley Company	100%
NTL Business Limited	100%
NTL Business (Ireland) Limited	100%
NTL CableComms Bolton	100%
NTL CableComms Bury and Rochdale	100%
NTL CableComms Bromley	100%
NTL CableComms Chesire	100%
NTL CableComms Derby	100%
NTL CableComms East Lancashire	100%
NTL CableComms Greater Manchester	100%
NTL CableComms Group Plc	100%
NTL CableComms Holdings No 1 Limited	100%
NTL CableComms Lancashire No 1	100%
NTL CableComms Lancashire No 2	100%
NTL CableComms Limited	100%
NTL CableComms Macclesfield	100%
NTL CableComms Oldham and Tameside	100%
NTL CableComms Manchester Limited	100%
NTL CableComms Solent	100%

Name	Ownership

NTL CableComms Staffordshire	100%
NTL CableComms Stockport	100%
NTL CableComms Surrey	100%
NTL CableComms Sussex	100%
NTL CableComms Wessex	100%
NTL CableComms West Surrey Limited	100%
NTL CableComms Wirral	100%
NTL Cambridge Limited	100%
NTL Chartwell Holding Limited	100%
NTL Communications Services Limited	100%
NTL (Chichester) Limited	100%
NTL (City and Westminster) Limited	100%
NTL Communications Limited	100%
NTL (County Durham) Limited	100%
NTL (CRUK) Limited	100%
NTL (CWC) Corporation Limited	100%
NTL (CWC Holdings)	100%
NTL (CWC) Limited	100%
NTL (CWC) Management Limited	100%
NTL (CWC) No 2 Limited	100%
NTL (CWC) No 3 Limited	100%
NTL (CWC) No 4 Limited	100%
NTL (CWC) Programming Limited	100%
NTL (CWC) UK	100%
NTL Darlington Limited	100%
NTL Derby Cablevision Holding Company	100%
NTL Digital Limited	100%
NTL Digital Radio Limited	100%
NTL (Ealing) Limited	100%
NTL (Eastbourne and Hastings) Limited	100%
NTL Equipment No 1 Limited	100%
NTL Equipment No 2 Limited	100%
NTL Fawnspring Limited	100%
NTL (Fenland) Limited	100%
NTL Glasgow	100%
NTL Glasgow Holdings Limited	100%
NTL (Greenwich and Lewisham) Limited	100%
NTL Group Limited	100%
NTL (Hampshire) Limited	100%
NTL (Harrogate) Limited	100%
NTL (Harrow) Limited	100%
NTL Healthcare Plan Trustees Limited	100%
NTL Holdings (Broadland) Limited	100%
NTL Holdings (East London) Limited	100%
NTL Holdings (Fenland) Limited	100%
NTL Holdings (Leeds) Limited	100%
NTL Holdings (Norwich) Limited	100%
NTL Holdings (Peterborough) Limited	100%

Name	Ownership

NTL Internet Limited	100%
NTL Internet Services Limited	100%
NTL Investment Holdings Limited	100%
NTL (Kent) Limited	100%
NTL Kirklees	100%
NTL Kirklees Holdings Limited	100%
NTL (Lambeth and Southwark) Limited	100%
NTL (Leeds) Limited	100%
NTL Limited	100%
NTL Manchester Cablevision Holding Company	100%
NTL Microclock Services Limited	100%
NTL Midlands Limited	100%
NTL Milton Keynes Limited	100%
NTL Networks Limited	100%
NTL (Norwich) Limited	100%
NTL Partcheer Company Limited	100%
NTL Pension Trustees Limited	100%
NTL (Peterborough) Limited	100%
NTL Premium TV Holding Corporation	100%
NTL Radio Services Limited	75%
NTL Rectangle Limited	100%
NTL Sideoffer Limited	100%
NTL Solent Telephone and Cable TV Company Limited	100%
NTL (Southampton and Eastleigh) Limited	100%
NTL South Central Limited	100%
NTL (South East) Limited	100%
NTL (South Hertfordshire) Limited	100%
NTL (South London) Limited	100%
NTL South Wales Limited	100%
NTL Streetunique Projects Limited	100%
NTL Streetunit Projects Limited	100%
NTL Streetusual Services Limited	100%
NTL Streetvision Services Limited	100%
NTL Streetvital Services Limited	100%
NTL Streetwarm Services Limited	100%
NTL Streetwide Services Limited	100%
NTL Strikeagent Trading Limited	100%
NTL Strikeamount Trading Limited	100%
NTL Strikeapart Trading Limited	100%
NTL (Sunderland) Limited	100%
NTL Systems Limited	100%
NTL Technical Support Company Limited	100%
NTL Teesside Limited	100%
NTL Telecom Services Limited	100%
NTL (Thamesmead) Limited	100%
NTL Trustees Limited	100%
NTL UK Telephone and Cable TV Holding Company Limited	100%
NTL (V) Plan Pension Trustees Limited	100%

Name	Ownership

NTL (V) Plc	100%
NTL (Wandsworth) Limited	100%
NTL (Wearside) Limited	100%
NTL (West London) Limited	100%
NTL Westminster Limited	100%
NTL Winston Holdings Limited	100%
NTL Wirral Telephone and Cable TV Company	100%
NTL (YorCan) Limited	100%
NTL (York) Limited	100%
Oxford Cable Limited	100%
Prospectre Limited	100%
Scanners (Europe) Limited	100%
Scanners Television Outside Broadcasts Limited	100%
Secure Backup Systems Limited	100%
Southern East Anglia Cable Limited	100%
Stafford Communications Limited	100%
Swindon Cable Limited	100%
Tamworth Cable Communications Limited	100%
Virgin Net Limited	49%
Vision Networks Services UK Limited	100%
Wessex Cable Limited	100%
Workplace Technologies Trustees Company Limited	100%
XL Debt Recovery Agency Limited	100%
X-Tant Limited	70%

REPUBLIC OF IRELAND SUBSIDIARIES

Name	Ownership

NTL Communications (Galway) Limited	100%
NTL Construction Limited	100%
NTL Communications (Waterford) Limited	100%
NTL Dublin Cablesystems Limited	100%
NTL Communications (Ireland) Limited	100%